UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

PDS Biotechnology Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37568	26-4231384
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4000 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (800) 208-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

As disclosed under the section entitled “Introductory Note” on the Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on March 18, 2019, by PDS Biotechnology Corporation, a Delaware corporation (the “Company”), on March 15, 2019, the Company consummated the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, as amended, dated as of November 23, 2018 (the “Merger Agreement”), by and among Edge Therapeutics, Inc., a Delaware corporation (“Edge”), Echos Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and privately held PDS Biotechnology Corporation, a Delaware corporation (“Private PDS”), pursuant to which Merger Sub merged with and into Private PDS, with Private PDS surviving as a wholly-owned subsidiary of Edge (the “Merger”).  Pursuant to the Merger Agreement, Edge changed its name to PDS Biotechnology Corporation (the “Combined Company”) and Private PDS changed its name to PDS Operating Corporation.  This Amendment No. 1 to the Current Report on Form 8-K amends the Original Form 8-K to provide the historical audited financial statements of Private PDS as required by Item 9.01(a) of Form 8-K.  Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Private PDS as of and for the years ended December 31, 2018 and 2017 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.  The consent of Haynie & Company, Private PDS’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to the Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Combined Company will file the pro forma financial information required by Item 9.01(b) for the year ended December 31, 2018 as part of a subsequent amendment to the Original Form 8-K no later than 71 calendar days after the Original Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description of Document	Incorporated by Reference
		Schedule/ Form	File Number	Exhibits	Filing Date

2.1	Agreement and Plan of Merger and Reorganization, dated November 23, 2018, by and among Edge Therapeutics, Inc., PDS Biotechnology Corporation and Echos Merger Sub, Inc.	Form 8-K	001-37568	Exhibit 2.1	November 26, 2018

2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated January 24, 2019, by and among Edge Therapeutics, Inc., PDS Biotechnology Corporation and Echos Merger Sub, Inc.	Form 8-K	001-37568	Exhibit 2.1	January 30, 2019

3.1	Certificate of Amendment to Restated Certificate of Incorporation.	Form 8-K	001-37568	Exhibit 3.1	March 18, 2019

3.2	Certificate of Amendment to Restated Certificate of Incorporation.	Form 8-K	001-37568	Exhibit 3.2	March 18, 2019

23.1*	Consent of Haynie & Company, Private PDS’s independent registered public accounting firm.

99.1	Press release issued by Edge Therapeutics, Inc. and PDS Biotechnology Corporation, dated March 18, 2019.	Form 8-K	001-37568	Exhibit 99.1	March 18, 2019

99.2*	Audited financial statements of Private PDS as of and for the years ended December 31, 2018 and 2017.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS Biotechnology Corporation
Dated: April 30, 2019
	By:	/s/ Frank Bedu-Addo
	Name:	Frank Bedu-Addo
	Title:	President and Chief Executive Officer